MDT All Cap Core Fund
MDT Tax Aware/All Cap Core Fund
MDT Large Cap Growth Fund
MDT Mid Cap Growth Fund
MDT Small Cap Core Fund
MDT Small Cap Growth Fund
MDT Small Cap Value Fund
MDT Balanced Fund
MDT Short-Term Bond Fund
Each a series of MDT Funds
May 17, 2006

Supplement to Statement of Additional Information (“SAI”)
dated November 28, 2005

Please note that as of the date of this supplement, MDTA LLC, the investment adviser to the MDT Funds (the “Adviser”), has reached an agreement whereby the Adviser will be acquired by Federated Investors, Inc. The estimated closing date for this sale is July 2006. Shareholders of the MDT Funds will receive a proxy statement, which will contain additional information about the sale of the Adviser, at a later date.

The Funds’ Prospectus and SAI are available by calling 1-866-784-6867 or via the Internet at www.mdtfunds.com.

Please keep this Supplement dated May 17, 2006 with your SAI.